Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

COMPARATIVE BALANCE SHEET

ASSETS

	12/31/09	1/31/10	2/28/10	3/31/10	4/30/10	5/31/10
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	2,715	1,798	2,011	2,740	2,752	2,468
Investment securities, at market	230,158	237,365	226,471	126,084	114,645	108,702
Prepaid expense & deposits	60,000	30,000	30,000	30,000	30,000	30,000

TOTAL CURRENT ASSETS	292,873	269,163	258,482	158,824	147,397	141,170

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	1,691,146	1,691,146	2,947,686	2,947,686	2,227,531	2,227,531
Contingent claims	0	0	0	0	0	0

TOTAL OTHER ASSETS	1,691,146	1,691,146	2,947,686	2,947,686	2,227,531	2,227,531

TOTAL ASSETS	1,984,019	1,960,309	3,206,168	3,106,510	2,374,928	2,368,701

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted    June 7, 2010            Signed /s/ Gary N Thompson            Printed Name of Signatory Gary N Thompson

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1B

COMPARATIVE BALANCE SHEET

LIABILITIES AND STOCKHOLDERS EQUITY

	12/31/09	1/31/10	2/28/10	3/31/10	4/30/10	5/31/10
LIABILITIES:
Post-Petition debt (Sched. C)	32,285	20,563	66,980	26,796	28,245	33,237

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,188,599	138,176,877	138,223,294	138,183,110	138,184,559	138,189,551

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	(31,163,784)	(31,175,772)	(29,976,330)	(30,035,804)	(30,768,835)	(30,780,054)

TOTAL SHAREHOLDERS EQUITY	(136,204,580)	(136,216,568)	(135,017,126)	(135,076,600)	(135,809,631)	(135,820,850)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	1,984,019	1,960,309	3,206,168	3,106,510	2,374,928	2,368,701

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-2

STATEMENT OF INCOME

	12/31/09	1/31/10	2/28/10	3/31/10	4/30/10	5/31/10
REVENUE:
Net investment income	331	209	206	120	61	57
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(8,679)	(4,498)	(4,561)	(4,589)	(4,731)	(4,780)
Board fees and expenses	0	0	0	0	0	0
Financial advisor fees and expenses	0	0	0	0	0	0
Legal fees and expenses	(30,344)	(5,006)	(51,710)	(5,919)	(4,459)	(5,550)
Accounting fees and expenses	0	0	0	0	0	0
Actuarial services	0	0	0	0	0	0
Insurance	0	(525)	0	(41,708)	0	0
Franchise taxes	0	0	0	(2,002)	0	0
Filing fees and expenses	(3,686)	(1,027)	0	(4,090)	(2,978)	0
Overhead expenses	(736)	(789)	(789)	(779)	(769)	(746)
Miscellaneous	(197)	(351)	(244)	(507)	0	(200)

NET OPERATING INCOME / LOSS	(43,311)	(11,987)	(57,098)	(59,474)	(12,876)	(11,219)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Write-off of contingent claim (note)	0	0	0	0	0	0
Equity in operating earnings of AIC	0	0	1,335,695	0	(734,008)	0
Equity in unrealized losses of securities of AIC	0	0	(79,155)	0	13,853	0

TOTAL OTHER INCOME (EXPENSE)	0	0	1,256,540	0	(720,155)	0

NET INCOME (LOSS)	(43,311)	(11,987)	1,199,442	(59,474)	(733,031)	(11,219)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-3

SOURCES AND USE OF CASH

	12/31/09	1/31/10	2/28/10	3/31/10	4/30/10	5/31/10
CASH DIFFERENCE:
Current ending cash balance	2,715	1,798	2,011	2,740	2,752	2,468
Less ending prior month balance	(140)	(2,715)	(1,798)	(2,011)	(2,740)	(2,752)

NET CASH INCREASE (DECREASE)	2,575	(917)	213	729	12	(284)

SOURCES OF CASH:
Net income (loss)	(43,311)	(11,987)	1,199,442	(59,474)	(733,031)	(11,219)
Write-off of contingent claim	0	0	0	0	0	0
Equity in earnings and unrealized losses of AIC	0	0	(1,256,540)	0	720,155	0

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	28,020	0	10,894	100,387	11,438	5,943
Prepaid expenses & deposits	0	30,000	0	0	0	0
Increase in:
Post- petition debt	17,866	0	46,417	(40,184)	1,450	4,992
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	2,575	18,013	213	729	12	(284)

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	(7,208)	0	0	0	0
Decrease in:
Post- petition debt	0	(11,722)	0	0	0	0
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	0	(18,930)	0	0	0	0

NET CASH INCREASE (DECREASE)	2,575	(917)	213	729	12	(284)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	12/31/09	1/31/10	2/28/10	3/31/10	4/30/10	5/31/10

TRADE ACCOUNTS PAYABLE	32,285	20,563	66,980	26,796	28,245	33,237
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	32,285	20,563	66,980	26,796	28,245	33,237